                                 EXHIBIT 4.2

COMMON STOCK                                                    COMMON STOCK

M NUMBER                                                          SHARES


                              [ GOODYEAR LOGO ]

               INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                      THE GOODYEAR TIRE & RUBBER COMPANY

           THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK.

                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS
                                                          CUSIP 382550 10 1

This is to Certify that


is the owner of

 FULL-PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF

The Goodyear Tire & Rubber Company transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated                                   The Goodyear Tire & Rubber Company.

         /s/ C. T. Harvie                    /s/ Samir Gibara
                 SECRETARY                          CHAIRMAN OF THE BOARD



COUNTERSIGNED AND REGISTERED:
         FIRST CHICAGO TRUST COMPANY
                OF NEW YORK             TRANSFER AGENT
BY                                      AND REGISTRAR.

                                 AUTHORIZED SIGNATURE.

                                   X-4.3-1
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                      THE GOODYEAR TIRE & RUBBER COMPANY

        THE GOODYEAR TIRE & RUBBER COMPANY WILL MAIL, WITHOUT CHARGE, TO THE REGISTERED HOLDER OF THIS CERTIFICATE A COPY OF THE EXPRESS TERMS (AS SET FORTH IN THE ARTICLES OF INCORPORATION AND THE CODE OF REGULATIONS OF THE CORPORATION) OF THE SHARES OF THE COMMON STOCK OF THE CORPORATION AND OF OTHER CLASSES OR SERIES OF SHARES, IF ANY, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR, ADDRESSED TO THE SECRETARY OF THE CORPORATION, AKRON, OHIO 44316.

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between THE GOODYEAR TIRE & RUBBER COMPANY and FIRST CHICAGO TRUST COMPANY OF NEW YORK, as Rights Agent, dated as of June 4, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of THE GOODYEAR TIRE & RUBBER COMPANY. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. THE GOODYEAR TIRE & RUBBER COMPANY will mail to the holder of this certificate a copy of the Rights Agreement (as in effect on the date of mailing) without charge promptly after a receipt of a written request therefor. Under certain circumstances, Rights which are or were beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void.

Explanation of Abbreviations:

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  as tenants in common           JT TEN     as joint tenants with right
TEN ENT  as tenants by the entireties              of survivorship and not as
                                                   tenants in common
                                        UNIF GIFT
                                        MIN ACT    Uniform Gifts to Minors Act

   Additional abbreviations may also be used though not in the above list.
==============================================================================
                                  ASSIGNMENT

      For value received, ________hereby sell, assign and transfer unto

(Please Print or Type Name and Address of Assignee)
Name                                      Insert here Social Security or Other
                                             Identifying Number of Assignee
                                          ------------------------------------
                                          |                                  |
------------------------------------------------------------------------------
Street
                                                                    ----------
                                                                    | SHARES |
------------------------------------------------------------------------------
City, State and Zip Code                                            |        |
                                                                    |        |
==============================================================================
(Please Print or Type Name and Address of Assignee)

Name                                      Insert here Social Security or Other
                                             Identifying Number of Assignee
                                          ------------------------------------
                                          |                                  |
------------------------------------------------------------------------------
Street
                                                                    ----------
                                                                    | SHARES |
------------------------------------------------------------------------------
City, State and Zip Code                                            |        |
                                                                    |        |
==============================================================================

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________

__________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
                                                                    ----------
        Issue certificate to the same owner as shown on the face    | SHARES |
of this certificate for any shares not assigned above.              ----------
                                                                    |        |
                                                                    ----------
Dated ______________________

                         X ___________________________________________________
                           (The signature here must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.)
                           SIGNATURE GUARANTEED:

                                   X-4.3-2